Annual Report




                                MATRIX ADVISORS
                                   VALUE FUND










                                 June 30, 2001






                          747 Third Avenue, 31st Floor
                               New York, NY 10017
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                                MATRIX ADVISORS
                                   VALUE FUND
                                   ----------


August 15, 2001


Dear Fellow Shareholder:

     I am pleased to enclose our annual report and commentary concerning the Fund for the twelve months ending June 30, 2001.

     This date also marks an important milestone: Matrix Asset Advisors has now managed the Fund for five years.

     Before delving into the details of the most recent period, it behooves us to step back and survey the significant progress the Fund has made during the past five years:

* Fund assets have risen from $6 million to more than $43 million, a seven-fold increase.

* Fund performance has surpassed the major market indices, including the S&P 500 Index over the last five years.

*    The Fund's expense ratio has been cut almost in half, to .99% per annum.*

* The Fund is now widely available, and has been "discovered" by several financial professionals for their own clients.

Again, while we manage the Fund daily, it is important to mark occasions such as this with some overall perspective on our progress.

                                      * * *

The Fund posted a strong increase for the quarter, which enabled it to post a solidly profitable year. The Net Asset Value of the Fund ended the second quarter of 2001 at $45.79, an increase of +6.54% for the quarter and an increase of +7.50% for the one-year period ending June 30, 2001. The real strength of the Fund's recent returns are best shown in the following market comparison:

             COMPARISONS OF EQUITY PERFORMANCE FOR THE FISCAL YEAR
                                 6/30/00-6/30/01

     Matrix Advisors Value Fund                                     7.50%
     All Cap Average                                               -5.10%
     S&P 500 Index                                                -14.70%
     Value Line Index                                              -0.70%
     Russell 2000 Index                                             0.20%

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                                MATRIX ADVISORS
                                   VALUE FUND
                                   ----------


     The Fund has therefore shown itself to be very resilient during a very difficult market environment. Not only has the performance of the Fund stood in stark contrast to the market, but our volatility has also been significantly lower. For example, while technology stocks have been the single biggest contributor to the double-digit losses of the stock market during the past year, the Fund's technology stocks have dropped less than half the decline of the technology-rich NASDAQ during the past year.

     The past 12 months have not only brought strong performance, but dramatic progress in the growth of the Fund itself. Assets grew from $18 million to more than $42 million during the past year, and expenses have steadily declined to a running rate of .99%.* Tax efficiency has continued, and is expected to remain attractive. Finally, we are pleased to point out that our families and friends continue to add to their Fund holdings.

     One recent disappointment was the decision by the major financial print media to restrict daily performance coverage to funds with at least $50 million in assets. This has meant that, temporarily, daily NAVs for the Fund are no longer available in such publications as Barron's, The New York Times and The Wall Street Journal. It is certainly our goal to be back in those listings as soon as possible.

     If you have any questions on the enclosed or would like to discuss our outlook on the market or the Fund in greater detail, please feel free to call us at (800) 366-6223 or e-mail us at matrix@matrixassetadvisors.com. You might also enjoy visiting our website at www.matrixadvisorsvaluefund.com.

Best regards.

                             /s/ David A. Katz, CFA

                             Sincerely,
                             David A. Katz, CFA
                             Chief Investment Officer

* After our partial fee and expense waiver.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE ADVISOR'S PARTIAL FEE AND EXPENSE WAIVER INCREASES TOTAL RETURN. Fund share value and returns fluctuate and investors may have a gain or loss when they redeem shares. Matrix Asset Advisors became sub-Advisor on July 3, 1996 and Advisor to the Fund on May 11, 1997. The Fund's average annual returns for the one-year and three-year periods ended June 30, 2001 and for the period from July 3, 1996, the inception of Matrix's involvement with the Fund, through that date were 7.50%, 13.70%, and 15.38%, respectively. Prior to those dates, the Fund was managed by another advisor. Small and mid-cap investing may involve volatility and other risks. First Fund Distributors, Inc., Phoenix, AZ 85018.

The Standard and Poor's 500 Index is an unmanaged stock index that measures the performance of 500 domestic large-cap companies. The Russell 2000 Index is an unmanaged index of 2000 smaller capitalization domestic companies. The Value Line Index is an unmanaged index of 1,700 equally weighted companies. The All Cap Index is a Composite calculated based on 1/3 performance S&P (cap weighted), 1/3 Value Line, and 1/3 Russell 2000.

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                                MATRIX ADVISORS
                                   VALUE FUND
                                   ----------


                           MATRIX ADVISORS VALUE FUND
                      Value of $10,000 vs S & P 500 Index


                          Annual Average Total Returns
                            Year Ended June 30, 2001

                          1 Year                  7.50%
                          3 Year                 13.70%
                          Inception (7/3/96)*    15.38%

                              Matrix Advisors
                                Value Fund             S&P 500 Index
                                ----------             -------------
              3-Jul-96            10,000                  10,000
             30-Jun-97            12,347                  13,472
             30-Jun-98            13,898                  17,531
             30-Jun-99            16,648                  20,338
             30-Jun-00            19,009                  21,809
             30-Jun-01            20,435                  18,603

Past performance is not predictive of future performance.

The S&P 500 is an unmanaged index composed of 500 common stocks representative of the stock market as a whole.

*Matrix Asset Advisors became the Sub-Advisor on July 3, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates the Fund was managed by another Advisor.

The returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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                                MATRIX ADVISORS
                                   VALUE FUND
                                   ----------


                  CAPITAL MARKETS COMMENTARY AND ANNUAL REPORT:

                                2ND QUARTER 2001

"Been down so long, it looks like up to me."

     The weakening of the U.S. economy, which surprised the country with its dramatic arrival late last year, settled into the market's psyche during the second quarter of 2001. What started at the beginning of the quarter as a fixation with finding the bottom, has turned into a more resigned sense that at least short-term, the economy looks anemic.

     The expectation that the worst might be over fueled a strong rally in April, which basically ran out of steam in May and June. The aftermath has been a sideways market, torn between the pessimism of disappointing corporate earnings and guidance reports, and the optimism that the Federal Reserve's series of interest rate cuts will eventually reinvigorate the economy and the stock market.

     Having maintained its portfolio value dramatically better during a period of steep decline, our Matrix Advisors Value Fund fully participated in the market's gains of the second quarter, with our NAV increasing by +6.54%, outpacing the S&P 500 Index's +5.85% increase.*

     The solid increase for the quarter puts the Fund into solidly positive territory for the year to date, and maintains our healthy advantage over the major market indices not only for 2001, but also for the past one, three and five years:

                  COMPARATIVE PERFORMANCE OF THE FUND & S&P 500
                              INDEX AS OF 6/30/01

                                    Matrix Advisors
                                       Value Fund           S&P 500 Index
                                       ----------           -------------
      1 Year                              7.50%               -14.70%
      3 Year                             13.70%                 3.90%
      5 Year*                            15.38%                14.50%

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                                MATRIX ADVISORS
                                   VALUE FUND
                                   ----------


     We continue to believe that the story of the stock market in 2001 will ultimately be a positive one, as the cumulative impact of the Fed's rate cuts begin to be felt on the economy. As a forward indicator, the stock market should begin to react positively in anticipation of eventual economic recovery.

     Until then the market is likely to resemble a cha-cha - forward and back, forward and back. Remaining fully invested is key because no one knows when the music will stop, and the market stops dancing and starts jumping.

FUND PERFORMANCE

     As we saw in the first quarter, there was no ironclad pattern to the progress of our portfolio during the second quarter. Positive performance could be found among all sectors, especially a rebounding tech sector, where many issues were judged to have been oversold or significantly undervalued. Healthy increases occurred in Adaptec, American Power Conversion Systems, Electronic Data Systems, Gartner Group, Motorola, Novellus Systems, Vishay Intertechnology and Sensormatic (sold for a very healthy profit during the first quarter of 2001, only to be re-purchased at a much lower price during the second quarter). Conversely, modest negativity marked most of our pharmaceutical/health care holdings, as the market's rebound found many defensive investors exiting from these old reliables; here too, though, there were bright spots. Gainers included Mylan Labs, Johnson & Johnson and St. Jude Medical.

     Financial stocks benefited from the perception that the cumulative impact of the Fed's numerous interest rate cuts would outweigh the negative potential of a slowing economy. Our strongest performers in the group included Bank of America, Equifax, First Data Corp, Morgan Stanley Dean Witter and Wachovia Corp.

     Among "Old Economy" stocks we saw strength in Gap Stores, Leggett & Platt and Office Depot, and our new position in FedEx started off on a strong note.

     While not as active as the first quarter, we continued to try to take advantage of opportunities presented by the market volatility and the second quarter contained a substantial amount of portfolio changes. We began or continued to build positions in Computer Sciences, FedEx, J.P. Morgan Chase, Sensormatic (a name from the recent past), Schering-Plough and Sprint. Office Depot was repurchased following a tax sale last year. Finally we added to our position in Roxio (acquired via a spin-off from Adaptec during the quarter) as we believe the selling pressure that occurred in the stock after the spin-off created a compelling buy opportunity.

     We used the market's strength early in the quarter to lock in gains in a number of very profitable investments. During the period we sold highly-successful positions of Mylan Labs, Pitney Bowes, St. Jude Medical and Vishay Intertechnology. We also sold the last small piece of our Global Crossing position, which despite the recent price rundown was a great overall investment. In addition we unwound our Computer Associates holding as questions relating to management credibility, accounting practices and a weak near-term business outlook outweighed the long-term investment merits of the company.

     Looking forward, we see nothing that would change our perception of the market for the rest of the year. At the beginning of the year we stated our conviction that for the stock market 2001 would ultimately be a positive, though certainly volatile, year. We persist in that belief, as well as our conviction that selective tech issues, particularly those in the PC and hardware-related

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                                MATRIX ADVISORS
                                   VALUE FUND
                                   ----------


areas, will lead the market out of the doldrums towards year-end. Our emphasis on stocks such as Adaptec, American Power Conversion, Compaq, Hewlett-Packard, Motorola and Roxio underscores that conviction.

     Our optimism for the stock market over the next nine to 12 months is partly rooted in the fact that declining earnings and an aggressively-easing Fed together have proven to be a powerful catalyst for favorable stock returns in subsequent periods of perceived recovery. We continue to believe that our outsized holdings in financials, technology, telecom, old economy and medical products/drugs will be a great beneficiary of the upcoming market trends.

     While we are unclear on the exact timing of the market recovery, we are actively positioning ourselves now in those stocks which we believe will benefit from the eventual recovery of the economy. In that regard, we are very pleased with our portfolio because it reflects a strong growth recovery orientation while being very conservatively priced.

                                      * * *

     For our installment this quarter of Ideas About Investing we focus on a subject near if not dear to everyone's heart - the less than robust economy, and how to manage your investing through it. While we would all prefer the economy to be strong rather than weak, a weak economy does not have to mean weak investment results.

     Ah, summer, the time of year when all Creation seeks to recharge its batteries through such renewing activities as barbecuing, golfing, tanning and fighting traffic to get to the places to do all of the above. However you choose to enjoy the season, we all wish you health, safety and levity. As far as your assets go, well let's just say that we - and they - are never really on vacation.

     You, our clients, are our greatest and most important resource. We are immensely grateful for your trust and confidence, and hope you will feel free to contact us with questions or concerns. Besides our toll free number, you can reach us via e-mail at matrix@matrixassetadvisors.com.

     Best regards, as always.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE ADVISOR'S PARTIAL FEE AND EXPENSE WAIVER INCREASES TOTAL RETURN. Fund share value and returns fluctuate and investors may have a gain or loss when they redeem shares. The Fund's average annual returns for the one-year and three-year periods ended June 30, 2001 and for the period from July 3, 1996, the inception of Matrix's involvement with the Fund, through that date were 7.50%, 13.70%, and 15.38%, respectively. Matrix Asset Advisors became Sub-Advisor on July 3, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor. Small and mid-cap investing may involve volatility and other risks. First Fund Distributors, Inc., Phoenix, AZ 85018.

The Standard and Poor's 500 Index is an unmanaged stock index that measures the performance of 500 domestic large-cap companies.

The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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                                MATRIX ADVISORS
                                   VALUE FUND
                                   ----------


                              IDEAS ABOUT INVESTING
                  A QUARTERLY QUEST FOR INVESTING ENLIGHTENMENT

     Okay, so the economy stinks. Now what are you going to do about it?

     Unless you've been in the cast or the crew of "Survivor" for the past year, you are well aware that the U.S. economy has either (a) hit a wall, (b) slowed down, (c) fallen into recession or (d) is in a capital investment contraction - depending on your point of view.

     Regardless of your choice above, you know that the great economic expansion of the 1990's and its first cousin, the great bull market of the 1990's, have come to an end. While a recovery of the economy is to be hoped for, the reality is that investors have to live through a period of less than the stellar economic news and developments.

     The question is how to deal with the times. What steps should investors be taking in a difficult economic climate to protect and even enhance a portfolio?

     In this regard, a few simple rules of thumb can help investors keep perspective and profits.

LESSON # 1: BE THERE OR BE SQUARE.

     The first and foremost lesson is that choosing to deal with the slowdown by staying out of the market "until things improve" is a formula for disappointment, if not disaster. The reason for this is simply that markets move counter-intuitively and often dramatically, when least expected. To not be there is definitionally to have missed the movement.

     Think back to this past April, when markets rebounded dramatically after taking a drubbing in the first quarter. Or to October '98 and '99 when many investors had given up on a distressed stock market, and missed rapid-fire double-digit advances.

     Studies have shown that over long periods of time the largest returns in the markets have been made during surprisingly short periods of concentrated movement. If the investor misses those serendipitous moments because all signs point to continued market weakness, returns will suffer immensely.

LESSON # 2: BAD NEWS FOR THE ECONOMY EVENTUALLY PRESAGES GOOD NEWS FOR THE STOCK MARKET.

     This is a related lesson to #1, sort of the payoff for staying the course. History shows that markets tend to do well in declining earnings growth environments, especially when the Federal Reserve is easing interest rates. In fact, markets in low growth or declining growth environments typically outperform those with strong earnings growth.

     If this seems paradoxical, it is at least counter-intuitive, which is the way the stock market operates. When the economy is humming along, then eventually the mindset takes hold that things can only get worse. That's when markets begin to swoon, in advance of the reality of a slowdown.

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                                MATRIX ADVISORS
                                   VALUE FUND
                                   ----------

     Conversely, when all seems bleak the market begins to sense the opportunity for improvement, and often rallies substantially in advance of actual recovery.

LESSON #3: IF YOU'RE A LONG-TERM INVESTOR, A MARKET SELL-OFF CAN BE A WINDFALL.

     Warren Buffett has been a prominent proponent of this wisdom. Simply stated, when the market sells off, good businesses can become sale-priced. Knowing what you want at what you believe is an attractive point of entry can enable a disciplined investor to view market weakness as a strong investing opportunity.

     Again we are talking about investing, not trading. The focus becomes the next few years, not the next few days, weeks or even months. But we have seen time and again how when strong companies sell off based on macro concerns - economic slowdowns and the like - they are among the first to recover when the market senses the worst is over.

     Investors who were astute enough to load up during the severe sell-off of 1990 were well rewarded for their counter-intuitive foresight.

LESSON #4: A FALLEN IDOL RARELY REGAINS ITS PEDESTAL.

     History has shown that the highflying stocks of a bull market which sell off substantially, often fail to regain their stature and luster in a subsequent recovery. This might be because investors feel betrayed and embittered, or as often happens with technology companies, a new kid on the block steals the limelight.

     Regardless, investors should not feel that their fallen darlings are merely resting and are poised for future glory. Remember, we all have finite capital. Being realistic about the prospects and timing of a stock's recovery can enable investors to find other stocks which will perform better on a going forward basis than the once illustrious high-flyers.

                                      * * *

     With these kinds of insights and the kind of discipline Value-oriented investors like Matrix employs, the next time someone starts fretting to you about the economy, you might consider just turning to them and saying, " Yes, isn't it just grand."

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                                MATRIX ADVISORS
                                   VALUE FUND
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                                        SCHEDULE OF
                                        INVESTMENTS                JUNE 30, 2001
--------------------------------------------------------------------------------
                                        COMMON STOCKS (93.63%)
SECURITY                                SHARES                        VALUE
--------------------------------------------------------------------------------
BANKS: (7.96%)
   Bank of America Corp.                 25,000                     $1,500,750
   Comerica Inc.                         23,700                      1,365,120
   J.P. Morgan Chase                     11,800                        526,280
                                                                   -----------
                                                                     3,392,150
                                                                   -----------
BROKERS: (2.94%)
   Morgan Stanley Dean Witter            19,500                      1,252,485
                                                                   -----------
COMPUTER AND PERIPHERALS: (5.97%)
   Adaptec Inc.*                        102,000                      1,013,880
   3 Com Corp.*                          90,600                        430,350
   Compaq Computer Corp.                 71,000                      1,099,790
                                                                   -----------
                                                                     2,544,020
                                                                   -----------
COMPUTER SOFTWARE AND SERVICES: (6.98%)
   Computer Sciences Corp.*              18,000                        622,800
   Electronic Data Systems Corp.         16,500                      1,031,250
   Gartner Group, Inc.*                  41,000                        451,000
   Gartner Group, Inc. - Class B*        45,000                        414,000
   Roxio Inc.*                           35,200                        457,600
                                                                   -----------
                                                                     2,976,650
                                                                   -----------
CONSUMER DURABLES: (8.26%)
   Claire's Stores, Inc.                 49,000                        948,640
   Gap Inc.                              33,000                        957,000
   Leggett & Platt                       41,000                        903,230
   Sherwin-Williams Co.                  32,000                        710,400
                                                                   -----------
                                                                     3,519,270
                                                                   -----------
CONSUMER PRODUCTS: (1.28%)
   Bausch & Lomb, Inc.                   15,000                        543,600
                                                                   -----------
DRUGS: (14.80%)
   Abbott Laboratories                   27,000                      1,296,270
   American Home Products Corp.           6,600                        385,704
   Boston Scientific*                    90,000                      1,530,000

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                                MATRIX ADVISORS
                                   VALUE FUND
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                                        COMMON STOCKS, CONTINUED
SECURITY                                SHARES                        VALUE
--------------------------------------------------------------------------------
DRUGS, Continued
   Bristol-Myers Squibb Co.               2,200                      $ 115,060
   Johnson & Johnson                     20,000                      1,000,000
   Pharmacia & Upjohn, Inc.              16,500                        758,175
   Schering-Plough Corp.                 33,700                      1,221,288
                                                                   -----------
                                                                     6,306,497
                                                                   -----------
ELECTRONICS: (1.07%)
   Arrow Electronics, Inc.*              18,700                        454,223
                                                                   -----------
FINANCE: (4.23%)
   Fleet Boston Corp.                    25,000                        986,250
   Wachovia Corp.                        11,500                        818,225
                                                                   -----------
                                                                     1,804,475
                                                                   -----------
FINANCIAL SERVICES: (2.71%)
   First Data Corp.                      18,000                      1,156,500
                                                                   -----------
FOOD: (3.07%)
   H.J. Heinz Co.                        32,000                      1,308,480
                                                                   -----------
INDUSTRIAL SERVICES: (5.65%)
   Equifax, Inc.                         33,000                      1,210,440
   Manpower Inc.                         40,000                      1,196,000
                                                                   -----------
                                                                     2,406,440
                                                                   -----------
INSURANCE: (1.67%)
   MBIA, Inc.                            12,750                        709,920
                                                                   -----------
MORTGAGE: (2.63%)
   Federal Home Loan Mortgage Co.        16,000                      1,120,000
                                                                   -----------
PRECISION INSTRUMENTS: (1.60%)
   Sensormatic Electronics Corp.*        40,000                        680,000
                                                                   -----------
RETAIL: (2.56%)
   Office Depot Inc.*                   105,000                      1,089,900
                                                                   -----------
SEMICONDUCTORS/CAPITAL EQUIPMENT: (2.53%)
   Novellus Systems, Inc.*               19,000                      1,079,010
                                                                   -----------

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                                MATRIX ADVISORS
                                   VALUE FUND
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                                        COMMON STOCKS, CONTINUED
SECURITY                                SHARES                        VALUE
--------------------------------------------------------------------------------
TECHNOLOGY: (6.13%)
   American Power Conversion*           75,000                     $ 1,181,250
   Hewlett-Packard Co.                  40,500                       1,158,300
   Lucent Technologies                  44,000                         272,800
                                                                   -----------
                                                                     2,612,350
                                                                   -----------
TELECOMMUNICATIONS/EQUIPMENT: (1.84%)
   Motorola Inc.                        47,400                         784,944
                                                                   -----------
TELECOMMUNICATIONS SERVICES (8.67%)
   CenturyTel, Inc.                     44,000                       1,333,200
   Sprint Corp.                         53,000                       1,132,080
   Verizon Communications               23,000                       1,230,500
                                                                   -----------
                                                                     3,695,780
                                                                   -----------
TRANSPORTATION: (1.08%)
   Federal Express Corp.                11,400                         458,280
                                                                   -----------
     TOTAL COMMON STOCKS
       (cost $34,734,078)                                           39,894,974
                                                                   -----------

SHORT-TERM INVESTMENTS (4.68%)          PRINCIPAL AMOUNT
--------------------------------------------------------------------------------

   Firstar Treasury Fund
    (cost $1,995,383)                   $1,995,383                   1,995,383
                                                                   -----------
     TOTAL INVESTMENTS IN SECURITIES
     (cost $36,729,461) - 98.31%                                    41,890,357
     OTHER ASSETS LESS LIABILITIES - 1.69%                             721,870
                                                                   -----------
     TOTAL NET ASSETS - 100.00%                                    $42,612,227
                                                                   ===========

* Non income-producing security.

The accompanying notes to financial statements are an integral part of this schedule.

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                                MATRIX ADVISORS
                                   VALUE FUND
                                   ----------


                                 STATEMENT OF
                                 ASSETS AND LIABILITIES            JUNE 30, 2001
                                 -----------------------------------------------

                                 ASSETS
Investments in securities, at value:
  Common stocks (cost $34,734,078) ...............................   $39,894,974
  Short-term investments (cost $1,995,383) .......................     1,995,383
Receivables:
  Securities sold ................................................     1,121,996
  Fund shares sold ...............................................        84,355
  Dividends and interest .........................................        49,985
Prepaid expenses and other assets ................................         6,843
                                                                     -----------
                                 TOTAL ASSETS                         43,153,536
                                                                     -----------
                                 LIABILITIES
Cash overdraft ...................................................        27,000
Payables:
  Advisory fee ...................................................        63,628
  Securities purchased ...........................................       433,431
Accrued expenses .................................................        17,250
                                                                     -----------
                                 TOTAL LIABILITIES                       541,309
                                                                     -----------
                                 NET ASSETS                          $42,612,227
                                                                     ===========
                                 SOURCE OF NET ASSETS
Capital
  Par value of 930,557 shares outstanding
     (30,000,000 shares authorized)
     at $.01 per share ...........................................   $     9,306
  Paid-in capital ................................................    36,251,614
                                                                     -----------

  Total capital paid in on shares ................................    36,260,920
  Undistributed net investment income ............................       151,858
  Undistributed net realized gain on
     investments .................................................     1,038,553
  Net unrealized appreciation of investments .....................     5,160,896
                                                                     -----------
                                 NET ASSETS                          $42,612,227
                                                                     ===========
                                 NET ASSET VALUE PER SHARE
                                 (Offering and Redemption Price)     $     45 79
                                                                     ===========

The accompanying notes to financial statements are an integral part of this schedule.

                                MATRIX ADVISORS
                                   VALUE FUND
                                   ----------

\
                                                                       FOR THE
                                  STATEMENT OF                       YEAR ENDED
                                  OPERATIONS                       JUNE 30, 2001
                                  ----------------------------------------------
                                  INVESTMENT
                                  INCOME
Dividends ......................................................   $   369,170
Interest .......................................................        95,047
Other ..........................................................         1,113
                                                                   -----------
                                  TOTAL INCOME                         465,330
                                                                   -----------
                                  EXPENSES
Investment advisory fee ........................................       292,709
Transfer agent fee and expenses ................................        43,355
Registration and filing fees ...................................        22,704
Custodian fee and expenses .....................................        15,975
Audit fees .....................................................        12,000
Reports to shareholders ........................................         5,445
Legal fees .....................................................         3,894
Miscellaneous ..................................................         3,597
Insurance ......................................................         2,000
                                                                   -----------
                                  TOTAL EXPENSES                       401,679
                                  LESS: Advisory fees waived
                                  and expenses paid                   (111,897)
                                                                   -----------
                                  NET EXPENSES                         289,782
                                                                   -----------
                                  NET INVESTMENT INCOME                175,548
                                                                   -----------
                                  REALIZED AND UNREALIZED
                                  GAIN ON INVESTMENTS - NET
Realized gain on investments - net .............................     1,038,851
Change in unrealized appreciation of investments - net .........     1,131,190
                                                                   -----------
                                  GAIN ON INVESTMENTS - NET          2,170,041
                                                                   -----------
                                  NET INCREASE IN NET ASSETS
                                  RESULTING FROM OPERATIONS        $ 2,345,589
                                                                   ===========

The accompanying notes to financial statements are an integral part of this schedule.

                                MATRIX ADVISORS
                                   VALUE FUND
                                   ----------




                                                                     FOR THE            FOR THE
                                STATEMENT OF CHANGES               YEAR ENDED          YEAR ENDED
                                IN NET ASSETS                     JUNE 30, 2001      JUNE 30, 2000
                                -------------------------------------------------------------------

Net investment income .........................................    $    175,548       $     43,794
Realized gain on investments - net ............................       1,038,851            350,703
Change in unrealized appreciation of investments - net ........       1,131,190          1,568,503
                                                                   ------------       ------------
                                NET INCREASE IN NET ASSETS
                                RESULTING FROM OPERATIONS             2,345,589          1,963,000
                                                                   ------------       ------------
                                DISTRIBUTIONS TO
                                SHAREHOLDERS
Net investment income .........................................         (67,597)                --
Realized gain on investments ..................................        (350,603)           (99,301)
                                                                   ------------       ------------
                                TOTAL DISTRIBUTIONS
                                TO SHAREHOLDERS                        (418,200)           (99,301)
                                                                   ------------       ------------
                                CAPITAL SHARE
                                TRANSACTIONS
Shares sold ...................................................      25,028,130          6,802,577
Shares issued in connection with reinvestment of dividends              409,851             99,012
Shares redeemed ...............................................      (2,896,649)        (1,769,371)
                                                                   ------------       ------------
                                NET CHANGE FROM CAPITAL SHARE
                                TRANSACTIONS                         22,541,332          5,132,218
                                                                   ------------       ------------

                                TOTAL INCREASE IN NET ASSETS         24,468,721          6,995,917
Net assets, beginning of year .................................      18,143,506         11,147,589
                                                                   ------------       ------------
Net assets, end of year (including undistributed
 net investment income of $151,858 and
 $43,908, respectively) .......................................    $ 42,612,227       $ 18,143,506
                                                                   ============       ============
                                CHANGES IN SHARES
                                OUTSTANDING
Shares sold ...................................................         569,480            168,974
Shares issued in connection with reinvestment of dividends ....           9,268              2,560
Shares redeemed ...............................................         (65,375)           (44,689)
                                                                   ------------       ------------

                                INCREASE ......................         513,373            126,845
                                                                   ============       ============

The accompanying notes to financial statements are an integral part of this schedule.

                                MATRIX ADVISORS
                                   VALUE FUND
                                   ----------


                                 NOTES TO
                                 FINANCIAL
                                 STATEMENTS                        JUNE 30, 2001
                                 -----------------------------------------------

                                 NOTE 1 -
                                 ORGANIZATION

Matrix Advisors Value Fund (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

                                 NOTE 2 -
                                 SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

(a) Security Valuation

Portfolio securities which are traded on national securities exchanges are valued at the last sale price on the principal exchange on which the security is traded as of the close of the New York Stock Exchange. If there were no transactions in a security on that day, the security is generally valued at the last reported bid price. Securities traded over-the-counter are generally valued at the latest bid price. If no quotations are available for a security, or if the Board of Directors (or committee of the Board of Directors appointed for that purpose) believes that the latest bid price of a security which has not been traded on the date in question does not fairly reflect its market value, it is valued in a manner determined in good faith by the Board of Directors, or its delegates, to reflect its fair value.

(b) Federal Income Taxes

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

(c) Portfolio Transactions

Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Security gains and losses are computed on an identified cost basis.

(d) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                                MATRIX ADVISORS
                                   VALUE FUND
                                   ----------

(e) Other

Interest  income  is  recorded  on  the  accrual  basis.   Dividend  income  and
distributions to shareholders are recorded on the ex-dividend date.

                                 NOTE 3 -
                                 INVESTMENT ADVISORY FEE

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the "Advisor", "Matrix") to serve as investment advisor. Certain officers of the Advisor are also officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund's average daily net assets. For the year ended June 30, 2001, Matrix voluntarily waived $109,897 of its fee and paid an additional $2,000 of expenses.


                                 NOTE 4 -
                                 INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities for the year ended June 30, 2001 were as follows:

                                                              Proceeds from
                                                             Sales (Including
                                          Purchases             Maturities)
                                          ---------             -----------
     Common Stock and Bonds              $35,538,830            $15,310,287
     Short-term Obligations               32,052,352             30,732,319

At June 30, 2001, the cost of securities for federal income tax purposes was substantially the same as that recorded for book purposes. Accordingly, the aggregate gross unrealized appreciation of investments over cost for federal income tax purposes was $5,965,540 and the aggregate gross unrealized depreciation was $804,644, or a net unrealized appreciation of $5,160,896.

                                 MATRIX ADVISORS
                                   VALUE FUND
                                   ----------

                                FINANCIAL HIGHLIGHTS
                                (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                   YEARS ENDED JUNE 30,
                                                                   ---------------------------------------------------
                                                                     2001       2000       1999       1998       1997
                                                                   -------    -------    -------    -------    -------
Net asset value, beginning of year .............................   $ 43.49    $ 38.40    $ 32.90    $ 29.39    $ 24.10
                                                                   -------    -------    -------    -------    -------
Income from investment operations:
  Net investment income ........................................      0.20       0.11       0.03       0.14       0.10
  Net realized and unrealized gain on investments...............      3.03       5.30       6.26       3.54       5.52
                                                                   -------    -------    -------    -------    -------
Total from investment operations ...............................      3.23       5.41       6.29       3.68       5.62
                                                                   -------    -------    -------    -------    -------
Less distributions:
  Dividends from net investment income..........................     (0.15)     (0.00)     (0.09)     (0.17)     (0.33)
  Distributions from realized gains ............................     (0.78)     (0.32)     (0.70)     (0.00)     (0.00)
                                                                   -------    -------    -------    -------    -------
Total distributions ............................................     (0.93)     (0.32)     (0.79)     (0.17)     (0.33)
                                                                   -------    -------    -------    -------    -------
Net asset value, end of year ...................................   $ 45.79    $ 43.49    $ 38.40    $ 32.90    $ 29.39
                                                                   =======    =======    =======    =======    =======

Total return ...................................................      7.50%     14.18%     19.79%     12.56%     23.47%

Ratios/supplemental data:
Net assets, end of year (millions) .............................   $  42.6    $  18.1    $  11.1    $  10.0    $   8.5
Ratio of operating expenses to average net assets:
  Before expense reimbursement .................................      1.37%      1.65%      1.83%      1.80%      1.92%
  After expense reimbursement ..................................      0.99%      0.99%      1.25%      1.23%      1.42%
Ratio of net investment income (loss) to average net assets:
  Before expense reimbursement .................................      0.22%     (0.35%)    (0.48%)    (0.12)%    (0.06)%
  After expense reimbursement ..................................      0.60%      0.31%      0.10%      0.45%      0.44%
Portfolio turnover rate ........................................        55%        40%        33%        68%       129%

         The accompanying notes to financial statements are an integral part of these statements.

                                 MATRIX ADVISORS
                                   VALUE FUND


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


TO THE BOARD OF DIRECTORS and
 SHAREHOLDERS OF MATRIX ADVISORS VALUE FUND

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Matrix Advisors Value Fund, as of June 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matrix Advisors Value Fund as of June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with auditing standards generally accepted in the United States of America.


                              TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
July 23, 2001

                               BOARD OF DIRECTORS
                    Leonard M. Heine, Jr., Director Emeritus
                               David A. Katz, CFA
                                Larry D. Kieszek
                              Robert M. Rosencrans
                                T. Michael Tucker

                                        *

                               INVESTMENT ADVISOR
                           Matrix Asset Advisors, Inc.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                                 (800) 366-6223

                                        *

                                    CUSTODIAN
                     Firstar Institutional Custody Services
                                425 Walnut Street
                              Cincinnati, OH 45202

                                        *

                                 TRANSFER AGENT
                             ICA Fund Services Corp.
                            4455 East Camelback Road
                                   Suite 261E
                                Phoenix, AZ 85018

                                        *

                                  ADMINISTRATOR
                      Investment Company Administration LLC

                                        *

                             INDEPENDENT ACCOUNTANTS
                              Tait, Weller & Baker

                                        *

                                  LEGAL COUNSEL
                               Shearman & Sterling

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.